UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 27, 2025
___________________________________________________
XENCOR, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On February 27, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Xencor, Inc., a Delaware corporation (the “Company”), dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective immediately.
The reports of RSM on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of RSM on the effectiveness of internal control over financial reporting as of December 31, 2024 and 2023 indicated that the Company did not maintain effective internal control over financial reporting as of December 31, 2024 and 2023 because of the material weaknesses described below.
During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through February 27, 2025, the Company believes there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in their reports on the consolidated financial statements for such fiscal years.
During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through February 27, 2025, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company identified the following material weaknesses in the Company’s internal control over financial reporting to have existed as of December 31, 2024 and 2023: (i) a deficiency in the design of controls related to the Company’s review of the accounting treatment of the proceeds from the sale of future royalties as part of our non-routine transactions, and (ii) a deficiency in the design of controls related to the evaluation of certain tax legislation, which together led to the restatement of the Company’s audited financial statements for the year ended December 31, 2023 and the unaudited financial statements for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024. The Company has implemented a remediation plan to address each of these material weaknesses. Additionally, as previously reported, on February 7, 2025, the Company was advised by, and received notice from, RSM that disclosure should be made and action should be taken to prevent future reliance on (i) the Reports of Independent Registered Public Accounting Firm, dated February 28, 2024, relating to the Company’s internal control over financial reporting and consolidated financial statements for the year ended December 31, 2023, and (ii) the completed interim reviews for the interim periods ended March 31, 2024, June 30, 2024 and September 30, 2024, and that RSM has recalled its reports, dated February 28, 2024, on the Company’s 2023 internal control over financial reporting and the 2023 financial statements. Additionally, the Company identified a material weakness in its internal control over financial reporting related to the design and operating deficiencies in the impairment analysis of its equity investment in Zenas, specifically related to securities without a readily determinable fair value, to have existed as of the quarterly periods ended March 31, 2024 and June 30, 2024. This material weakness was remediated as of the quarterly period ended September 30, 2024.
The Company provided RSM with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that RSM furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether RSM agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. RSM has not provided its letter as of the time of the filing of this Current Report on Form 8-K. Accordingly, the Company has requested that RSM provide its letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the date of filing of this Current Report on Form 8-K. The Company will file such letter by an amendment of this Current Report on Form 8-K within two business days of receipt.
(b) Engagement of Independent Registered Public Accounting Firm
In September 2024, the Audit Committee and management initiated a request-for-proposal process to solicit and receive proposals for evaluation from leading national accounting firms to provide audit services to the Company as its independent registered public accounting firm for the fiscal year ending December 31, 2025.
On February 27, 2025, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm, effective as of March 3, 2025. During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 3, 2025, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2025	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary